UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 29, 2010

INOVACHEM, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-52865	26-1946130
(Commission File Number)	(IRS Employer Identification No.)

44645 Guildford Drive, Suite 201, Ashburn, Virginia 20147
(Address of Principal Executive Offices, Zip Code)

(703) 858-0036
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A is being filed as Amendment No.1 to our Current Report on Form 8-K filed with the SEC on February 4, 2010 (“Original Current Report”) for the purpose of filing Exhibits 2.1 and 2.2 which were inadvertently omitted from the Original Current Report.  Except for Exhibits 2.1 and 2.2 filed with this Form 8-K/A, the Original Current Report has not been amended.

Item 9.01. Financial Statements and Exhibits

 (d)           Exhibits

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K/A.

Exhibit No.	Description

2.1	Merger Agreement, dated as of January 29, 2010, among NuGen Mobility, Inc., InovaChem, Inc. and InovaChem Mergerco II, Inc.

2.2	Certificate of Merger, dated January 29, 2010, between NuGen Mobility, Inc. and InovaChem Mergerco II, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INOVACHEM, INC.

February 8, 2010	/s/ Eric Takamura
Name: Eric Takamura
Title: Chairman, Chief Executive Officer and President